UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2006

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0588680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050
Houston, Texas 77042
(Address of principal executive offices, including ZIP code)

(713) 499-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

          As previously reported, effective with the third quarter of 2006, U.S. Concrete re-assessed its application of Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information,” and, based on the expected variation in the long-term margins of its operating segments, determined that it would be appropriate to begin presenting its previously aggregated six geographic reporting units as two reportable segments, primarily along product lines: ready-mixed concrete and concrete-related products; and western precast concrete.

          As an aid to investors, U.S. Concrete has determined to republish: (1) its consolidated financial statements which were included in its annual report on Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-K”), with segment disclosures relating to the two reportable segments described above; and (2) the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the 2005 Form 10-K, to provide analysis based on those two reportable segments.  The republished consolidated financial statements are included as Exhibit 99.2 to this report and are incorporated by reference into this Item 8.01.  The republished “Management’s Discussion and Analysis of Financial Condition and Results of Operations” discussion is included as Exhibit 99.3 to this report and is incorporated by reference into this Item 8.01.  Except for providing the new segment disclosures, this report does not update the 2005 Form 10-K for changes since the filing of the 2005 Form 10-K (e.g. new accounting pronouncements and developments in legal proceedings).  Accordingly, this report should be read in conjunction with the 2005 Form 10-K and U.S. Concrete’s quarterly reports on Form 10-Q for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006, which describe significant developments since the filing of the 2005 Form 10-K.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Consent of Independent Registered Public Accounting Firm.

99.2	Republished Consolidated Financial Statements of U.S. Concrete and Subsidiaries.

99.3	Republished Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: November 15, 2006	By:	/s/ Robert D. Hardy

Robert D. Hardy
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Consent of Independent Registered Public Accounting Firm.

99.2	Republished Consolidated Financial Statements of U.S. Concrete and Subsidiaries.

99.3	Republished Management’s Discussion and Analysis of Financial Condition and Results of Operations.